UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 15, 2025

O’Reilly Automotive, Inc.

(Exact name of registrant as specified in its charter)

Missouri	000-21318	27-4358837
(State or other jurisdiction	Commission file	(I.R.S. Employer
of incorporation or organization)	number	Identification No.)

233 South Patterson Avenue

Springfield, Missouri 65802

(Address of principal executive offices, Zip code)

(417) 862-6708

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock $0.01 par value	ORLY	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 (230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At O’Reilly Automotive, Inc.’s (the “Company”) 2025 Annual Meeting of Shareholders (the “Annual Meeting”) held on May 15, 2025, the Company’s shareholders elected Greg Henslee, David O’Reilly, Thomas T. Hendrickson, Kimberly A. deBeers, Gregory D. Johnson, John R. Murphy, Dana M. Perlman, Maria A. Sastre, and Fred Whitfield to serve as members of the Company’s Board of Directors (the “Board”) until the annual meeting of the Company’s shareholders in 2026 and until his or her successor has been duly elected and qualified.

Following the Annual Meeting, one member of the Board, Larry O’Reilly, tendered his notice of resignation from the Board, consistent with the Board’s mandatory retirement age policy and after his successor had been duly elected at the Annual Meeting, and the Board accepted his resignation.

The members of the Board’s Audit Committee, Human Capital and Compensation Committee, and Corporate Governance/Nominating Committee are set forth below.  The purposes and functions of the respective committees remain unchanged.

Audit Committee

Members:	Thomas T. Hendrickson (Chair), John R. Murphy, Dana M. Perlman, and Maria A. Sastre

Human Capital and Compensation Committee

Members:	John R. Murphy (Chair), Maria A. Sastre, Kimberly A. deBeers, and Fred Whitfield

Corporate Governance/Nominating Committee

Members:	Dana M. Perlman (Chair), Thomas T. Hendrickson, Kimberly A. deBeers, and Fred Whitfield

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting held on May 15, 2025, Company shareholders approved and adopted an amendment to the Company’s Second Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to increase the number of authorized shares of common stock, par value $0.01 per share, from 245,000,000 to 1,250,000,000 in connection with a 15-for-1 stock split of the Company’s common stock in the form of a one-time special stock dividend (the “Stock Split”). The Third Amended and Restated Articles of Incorporation also incorporates ministerial changes.  The Third Amended and Restated Articles of Incorporation became effective with the Secretary of State of the State of Missouri on May 16, 2025.

As previously announced, in connection with the Stock Split, each Company shareholder of record as of June 2, 2025, will receive 14 additional shares of common stock for each share held, which will be distributed after market close on June 9, 2025.  Shares of the Company’s common stock are expected to begin trading on a post-split basis at the market open on June 10, 2025.

The foregoing summary of the amendment to the Articles of Incorporation set forth under this Item 5.03 is not complete and is qualified in its entirety by reference to the complete text of the Third Amended and Restated Articles of Incorporation.  The Third Amended and Restated Articles of Incorporation, along with a copy marked to show changes from the prior version, are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07 – Submission of Matters to a Vote of Security Holders

Of the 57,240,513 shares entitled to vote at the Annual Meeting, 51,762,997 shares were present in person or by proxy.  At the Annual Meeting, the shareholders were asked to vote on four Company proposals and one shareholder proposal.  A brief description of each proposal, along with the outcome and tabulation of voting results, is set forth below:

(a)	The individuals listed in the table below were elected as directors, to hold office until the annual meeting of the Company’s shareholders in 2026 and until his or her successor has been duly elected and qualified. The voting results for each such director are as follows:

	Number of Shares
Name of Nominee	Voted For	Voted Against	Abstain	Broker Non-Votes
Greg Henslee	44,544,535	2,712,141	29,425	4,476,896
David O’Reilly	45,808,943	1,450,390	26,768	4,476,896
Thomas T. Hendrickson	43,660,947	3,576,530	48,624	4,476,896
Kimberly A. deBeers	47,145,654	83,081	57,366	4,476,896
Gregory D. Johnson	45,391,505	1,865,358	29,238	4,476,896
John R. Murphy	43,118,353	4,115,061	52,687	4,476,896
Dana M. Perlman	41,568,699	5,642,741	74,661	4,476,896
Maria A. Sastre	46,263,406	941,251	81,444	4,476,896
Fred Whitfield	46,294,501	911,066	80,534	4,476,896

(b)	The shareholders voted to approve, by a non-binding, advisory vote, the 2024 compensation of the Company’s Named Executive Officers (NEOs). The voting results are as follows:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
42,959,329	4,167,778	158,994	4,476,896

(c)	The shareholders voted to amend the Articles of Incorporation to increase the number of authorized shares of common stock. The voting results are as follows:

Number of Shares
Voted For	Voted Against	Abstain
51,359,558	358,036	45,403

(d)  The shareholders voted to ratify the appointment of Ernst & Young LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2025.  The voting results are as follows:

Number of Shares
Voted For	Voted Against	Abstain
48,976,630	2,727,375	58,992

(e)	The shareholders voted against the shareholder proposal entitled “Support Improved Clawback Policy for Unearned Executive Pay.” The voting results are as follows:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
2,904,333	44,198,419	183,349	4,476,896

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

Exhibit Number	Description
3.1	Third Amended and Restated Articles of Incorporation of O’Reilly Automotive, Inc., effective May 16, 2025.
3.2	Third Amended and Restated Articles of Incorporation of O’Reilly Automotive, Inc., effective May 16, 2025 (marked to show changes from the prior version).
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2025	O’REILLY AUTOMOTIVE, INC.

	By:	/s/ Jeremy A. Fletcher
Jeremy A. Fletcher
Executive Vice President and Chief Financial Officer
(principal financial and accounting officer)